John Hancock Trust (“JHT”)
Supplement dated January 5, 2010
to the Prospectus dated May 1, 2009
U.S. Government Securities Trust
Short Term Bond Trust
Overseas Equity Trust
Fund Reorganizations
On December 17, 2009, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of each Acquired Trust listed below into a corresponding Acquiring Trust. A joint meeting of the Acquired Trusts’ shareholders has been scheduled for Monday, April 19, 2010, to seek approval of the reorganizations. The reorganizations are scheduled to occur immediately after the close of business on Friday, April 30, 2010, subject to regulatory and shareholder approval.

Acquired Trust		Acquiring Trust
U.S. Government Securities Trust	into	Short Term Government Income Trust
Short Term Bond Trust	into	Short Term Government Income Trust
Overseas Equity Trust	into	International Value Trust
Subadviser Changes
In connection with these reorganizations, effective January 15, 2010, Templeton Investment Counsel, LLC, the subadviser for the International Value Trust, will be appointed to serve as the subadviser to Overseas Equity Trust, and Templeton Global Advisors Limited, the sub-subadviser to the International Value Trust, will be appointed the sub-subadviser to the Overseas Equity Trust.
Templeton Investment Counsel, LLC (“Templeton”)
Templeton Global Advisors Limited
Templeton, located at 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394, has been in the business of providing investment advisory services since 1954. Templeton is an indirect wholly owned subsidiary of Franklin Resources, Inc.
The portfolio managers to the Overseas Equity Trust will be:
•	Tucker Scott, CFA. Lead Portfolio Manager, Executive Vice President; joined Templeton Global in 1996. Has managed the fund since 2010.

•	Cindy Sweeting, CFA. President and Chairman; joined Templeton in 1997. Has managed the fund since 2010.

•	Peter Nori, CFA. Executive Vice President; joined Templeton in 1994; employed by Franklin Templeton from 1987 to 1994. Has managed the fund since 2010.

•	Neil Devlin, CFA. Senior Vice President; joined Templeton in 2006; employed by Boston Partners from 2000 to 2006. Has managed the fund since 2010.
APPENDIX A
Advisory Fee Changes
Appendix A of the prospectus is amended to reflect that, effective January 15, 2010, the advisory fee rates for the Overseas Equity Trust will be lowered to the following rates.

Overseas Equity Trust
(as a percentage of the average net assets of the fund)
0.950% of the first $200 million; and
0.850% of the next $300 million.
When the fund’s average net assets exceed $500 million, the advisory fee rate is 0.800% on all average net assets.
FUND DESCRIPTION:
INVESTMENT OBJECTIVES AND STRATEGIES, RISKS AND PERFORMANCE
Investment Policy Changes
Overseas Equity Trust
In connection with Templeton’s appointment as the subadviser to the Overseas Equity Trust, effective January 15, 2010, the fund’s principal investment policies and risks are amended and restated as follows:
Investment Strategies: Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.
Equity securities generally entitle the holder to participate in a company’s general operating results. These include common stocks and preferred stocks. The fund also invests in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.
The subadviser’s investment philosophy is “bottom-up,” value-oriented, and long-term. In choosing equity investments, the subadviser will focus on the market price of a company’s securities relative to its evaluation of the company’s long-term earnings, asset value and cash flow potential. A company’s historical value measure, including price/earnings ratio, profit margins and liquidation value, will also be considered.
The fund may be significantly affected by market developments, as described under “Additional Information about the Funds’ Principal Risks and Investment Policies” in the prospectus.
Principal Risks of Investing in the Fund
•	Active management risk

•	Credit and counterparty risk

•	Equity and securities risk

•	Foreign securities risk

•	Hedging, derivatives and other strategic transactions

•	Initial public offering risk

•	Issuer risk

•	Liquidity risk

•	Medium and small company risk

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